                                                                    Exhibit 10.1

                                 AMENDMENT NO. 2

                            Dated as of June 22, 2006

                                       to

                                CREDIT AGREEMENT

                         Dated as of September 29, 2005

     REINSURANCE GROUP OF AMERICA, INCORPORATED, REINSURANCE COMPANY OF MISSOURI, INCORPORATED, RGA REINSURANCE COMPANY, RGA LIFE REINSURANCE COMPANY OF CANADA, RGA REINSURANCE COMPANY (BARBADOS) LTD., RGA AMERICAS REINSURANCE COMPANY, LTD., RGA WORLDWIDE REINSURANCE COMPANY, LTD., the BANKS party hereto and THE BANK OF NEW YORK, as Administrative Agent, agree as follows:

     1. Existing Credit Agreement. This Amendment No. 2 (this "Amendment") relates to and amends that certain Credit Agreement, dated as of September 29, 2005, among Reinsurance Group of America, Incorporated, certain subsidiaries thereof, the banks and issuing banks party from time to time thereto, Bank of America, N.A., as Syndication Agent, KeyBank National Association, Wachovia Bank, National Association and Deutsche Bank AG New York Branch, as Co-Documentation Agents, and The Bank of New York, as Administrative Agent, as amended by Amendment No. 1 thereof, dated as of November 30, 2005 (as in effect immediately prior to the effectiveness of this Amendment, the "Existing Credit Agreement"). Terms used but not defined in this Amendment are used herein with the meaning ascribed to them in the Existing Credit Agreement.

     2. Amendment. On and after the Effective Date (as defined below), the Existing Credit Agreement shall be amended as follows:

     (a) The definition of "Permitted Lien" in Section 11.01 of the Existing Credit Agreement shall be amended by (i) re-lettering the existing clause (n) as clause (o), (ii) replacing the reference therein to "clauses (f) through (m) of this definition" with "clauses (f) through (n) of this definition", and (iii) inserting the following new clause (n):

               "(n)any Lien on (i) Investments and cash balances of any Subsidiary formed in connection with an Alternative Reserve Agreement, and (ii) Investments and cash balances of any Captive Subsidiary (including the Capital Securities of such Captive Subsidiary) in each case, securing obligations of such Subsidiary and such Captive Subsidiary in connection with an Alternative Reserve Agreement; or"

     (b) The definition of "Permitted Restrictive Covenant" in Section 11.01 of the Existing Credit Agreement shall be amended by (i) re-lettering the existing clause (h) as clause (i), (ii) replacing the reference therein to "clause (b),
(c), (d), (e), (f) or (g)" with "clauses (b) through (h)", and (iii) inserting the following new clause (h):

               "(h)any covenant or restriction of the type contained in Section 4.18, imposed on a Captive Subsidiary or any other Subsidiary formed in connection with an Alternative Reserve Agreement, that is contained in any such Alternative Reserve Agreement; provided that any Indebtedness incurred in connection with such Alternative Reserve Agreement is, and remains at all times, non-recourse to any Account Party, or"

     3. Acknowledgment. For the avoidance of doubt, the Administrative Agent and the Banks hereby confirm and agree that the transactions with Affiliates in connection with the floating rate insured notes due 2036 to be issued by Timberlake Financial LLC shortly following the date hereof are permitted under
Section 4.17 of the Credit Agreement.

     4. Further Assurances. The Account Parties will execute, acknowledge and deliver all such instruments, amendments, documents, and take all such action, as the Administrative Agent deems necessary or advisable to carry out the intent and purpose of this Amendment and will, upon the Administrative Agent's reasonable request, furnish the Administrative Agent with proof thereof.

     5. Continuing Effect of Existing Credit Agreement. The provisions of the Existing Credit Agreement, as amended hereby, are and shall remain in full force and effect and are hereby in all respects confirmed, approved and ratified.

     6. Representations and Warranties. In order to induce the Administrative Agent and the Banks to agree to this Amendment, each Account Party hereby represents and warrants as follows:

     Each representation and warranty made by any Account Party in any Loan Document is, after giving effect to this Amendment, true and correct at and as of the Effective Date, and, after giving effect to this Amendment, no Default or Event of Default is continuing at and as of the Effective Date.

     7. Conditions to Effectiveness. This Amendment shall be effective as of the date first written above, but shall not become effective as of such date until the date (the "Effective Date") that each of the following conditions shall have been satisfied in the sole determination of the Administrative Agent:

          (a) The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

               (i) This Amendment duly executed by the Account Parties, the Administrative Agent and the Required Banks; and

               (ii) Such other information, documents or materials as the Administrative Agent may have requested pursuant to the Loan Documents; and

          (b) the Administrative Agent shall have received all fees and expenses payable pursuant to the Loan Documents and this Amendment including the fees and


                                        2

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disbursements of legal counsel retained by the Administrative Agent (if an invoice for such fees and disbursements of such counsel has been delivered to the Account Parties).

     8. Governing Law. This Amendment shall, pursuant to New York General Obligations Law 5-1401, be construed in accordance with and governed by the laws of the State of New York.

     9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereon were upon the same instrument.

     10. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers all as of the date first above written.

                                        REINSURANCE GROUP OF AMERICA,
                                        INCORPORATED


                                        By: /s/ Todd C. Larson
                                            ------------------------------------
                                        Name: Todd C. Larson
                                        Title: Senior Vice President, Controller
                                               & Treasurer


                                        REINSURANCE COMPANY OF MISSOURI
                                        INCORPORATED


                                        By: /s/ Todd C. Larson
                                            ------------------------------------
                                        Name: Todd C. Larson
                                        Title: Senior Vice President, Controller
                                               & Treasurer


                                        RGA REINSURANCE COMPANY


                                        By: /s/ Todd C. Larson
                                            ------------------------------------
                                        Name: Todd C. Larson
                                        Title: Senior Vice President, Controller
                                               & Treasurer


                                        RGA LIFE REINSURANCE COMPANY OF CANADA


                                        By: /s/ Alain Neemeh
                                            ------------------------------------
                                        Name: Alain Neemeh
                                        Title: President & CEO


                                        By: /s/ Alka Gautam
                                            ------------------------------------
                                        Name: Alka Gautam
                                        Title: Vice President & CFO

                                                            RGA CREDIT AGREEMENT
                                                               (AMENDMENT NO. 2)

                                        RGA REINSURANCE COMPANY (BARBADOS) LTD.


                                        By: /s/ Todd C. Larson
                                            ------------------------------------
                                        Name: Todd C. Larson
                                        Title: Senior Vice President, Controller
                                               & Treasurer


                                        RGA AMERICAS REINSURANCE COMPANY, LTD.


                                        By: /s/ Todd C. Larson
                                            ------------------------------------
                                        Name: Todd C. Larson
                                        Title: Senior Vice President, Controller
                                               & Treasurer


                                        RGA WORLDWIDE REINSURANCE COMPANY, LTD.


                                        By: /s/ Todd C. Larson
                                            ------------------------------------
                                        Name: Todd C. Larson
                                        Title: Senior Vice President, Controller
                                               & Treasurer


                                        THE BANK OF NEW YORK, as Administrative
                                        Agent and as a Bank


                                        By: /s/ Lizanne T. Eberle
                                            ------------------------------------
                                        Name: Lizanne T. Eberle
                                        Title: Vice President


                                        BANK OF AMERICA, N.A., as a Bank


                                        By: /s/ Jeffrey M. Shaver
                                            ------------------------------------
                                        Name: Jeffrey M. Shaver
                                        Title: Vice President

                                                            RGA CREDIT AGREEMENT
                                                               (AMENDMENT NO. 2)

                                        KEYBANK NATIONAL ASSOCIATION,
                                        as a Bank


                                        By: /s/ Suzannah Harris
                                            ------------------------------------
                                        Name: Suzannah Harris
                                        Title: Vice President


                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as a Bank


                                        By: /s/ Karen Hanke
                                            ------------------------------------
                                        Name:  Karen Hanke
                                        Title:  Director


                                        DEUTSCHE BANK AG NEW YORK BRANCH,
                                        as a Bank


                                        By: /s/ Ruth Leung
                                            ------------------------------------
                                        Name: Ruth Leung
                                        Title: Director


                                        By: /s/ Brett Hanmer
                                            ------------------------------------
                                        Name: Brett Hanmer
                                        Title: Vice President


                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        CHICAGO BRANCH,
                                        as a Bank


                                        By: /s/ Tsuguyuki Umene
                                            ------------------------------------
                                        Name: Tsuguyuki Umene
                                        Title: Deputy General Manager

                                                            RGA CREDIT AGREEMENT
                                                               (AMENDMENT NO. 2)

                                        HSBC BANK USA, N.A.,
                                        as a Bank


                                        By: /s/ Dennis Cogan
                                            ------------------------------------
                                        Name: Dennis Cogan
                                        Title: Senior Vice President


                                        ABN AMRO BANK, N.V.,
                                        as a Bank


                                        By: /s/ Neil R. Stein
                                            ------------------------------------
                                        Name: Neil R. Stein
                                        Title: Director


                                        By: /s/ Michael DeMarco
                                            ------------------------------------
                                        Name: Michael DeMarco
                                        Title: Vice President


                                        BAYERISCHE HYPO-UND VEREINSBANK AG,
                                        as a Bank


                                        By: /s/ Michael Imperiale
                                            ------------------------------------
                                        Name: Michael Imperiale
                                        Title:  Director


                                        By: /s/ Michael F. Davis
                                            ------------------------------------
                                        Name: Michael F. Davis
                                        Title: Director

                                                            RGA CREDIT AGREEMENT
                                                               (AMENDMENT NO. 2)

                                        CALYON NEW YORK BRANCH,
                                        as a Bank


                                        By: /s/ Sebastian Rocco
                                            ------------------------------------
                                        Name: Sebastian Rocco
                                        Title: Managing Director


                                        By: /s/ Charles Kornberger
                                            ------------------------------------
                                        Name: Charles Kornberger
                                        Title: Managing Director


                                        SOCIETE GENERALE,
                                        as a Bank


                                        By: /s/ William Aishton
                                            ------------------------------------
                                        Name: William Aishton
                                        Title: Vice President


                                        BAYERISCHE LANDESBANK, NEW YORK BRANCH,
                                        as a Bank


                                        By: /s/ Steven Fielitz
                                            ------------------------------------
                                        Name: Steven Fielitz
                                        Title: Second Vice President


                                        By: /s/ Norman McClave
                                            ------------------------------------
                                        Name: Norman McClave
                                        Title: First Vice President

                                                            RGA CREDIT AGREEMENT
                                                               (AMENDMENT NO. 2)

                                        ROYAL BANK OF CANADA,
                                        as a Bank


                                        By: /s/ Evan Glass
                                            ------------------------------------
                                        Name: Evan Glass
                                        Title: Authorized Signatory


                                        WILLIAM STREET CREDIT CORPORATION,
                                        as a Bank


                                        By: /s/ Mark Walton
                                            ------------------------------------
                                        Name: Mark Walton
                                        Title: Assistant Vice President


                                        LANDESBANK HESSEN-THURINGEN GIROZENTRALE
                                        NEW YORK BRANCH,
                                        as a Bank


                                        By: /s/ Samuel W. Bridges
                                            ------------------------------------
                                        Name: Samuel W. Bridges
                                        Title: Senior Vice President
                                               Financial Institutions
                                               Public Finance


                                        By: /s/ John A. Sarno
                                            ------------------------------------
                                        Name: John A. Sarno
                                        Title: Vice President
                                               Financial Institutions
                                               Public Finance


                                        LEHMAN COMMERCIAL PAPER INC.,
                                        as a Bank


                                        By: /s/ Janine M. Shugan
                                            ------------------------------------
                                        Name: Janine M. Shugan
                                        Title: Authorized Signatory

                                                            RGA CREDIT AGREEMENT
                                                               (AMENDMENT NO. 2)

                                        SOUTHWEST BANK OF ST. LOUIS,
                                        as a Bank


                                        By: /s/ Roy C. Postel
                                            ------------------------------------
                                        Name: Roy C. Postel
                                        Title: Senior Vice President


                                        MIZUHO CORPORATE BANK (USA),
                                        as a Bank


                                        By: /s/ Robert Gallagher
                                            ------------------------------------
                                        Name: Robert Gallagher
                                        Title: Senior Vice President


                                        STATE STREET BANK AND TRUST COMPANY,
                                        as a Bank


                                        By: /s/ Lise Anne Boutiette
                                            ------------------------------------
                                        Name: Lise Anne Boutiette
                                        Title: Vice President


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as a Bank


                                        By: /s/ Robert P. Fialkowski
                                            ------------------------------------
                                        Name: Robert P. Fialkowski
                                        Title: Vice President

                                                            RGA CREDIT AGREEMENT
                                                               (AMENDMENT NO. 2)